UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			    WASHINGTON, D.C. 20549

				  FORM 8-K

			       CURRENT REPORT

		    Pursuant to Section 13 or 15 (d) of the
			Securities Exchange Act of 1934

		Date of Report   (Date of earliest event reported):
				 October 16, 2003


				  CACHE INC.
	      ------------------------------------------------------
	      (Exact name of registrant as specified in its charter)


   Florida                        0-10345                      59-1588181
---------------           ------------------------         -----------------
(State or other           (Commission File Number)         (IRS Employer
jurisdiction of                                            Identificcation
Incorporation)                                             Number)


		     1460 Broadway, New York, New York 10036
		     ----------------------------------------
		     (Address of principal executive offices)

		   Registrant's telephone number: (212) 575-3200





ITEM 5.   OTHER EVENTS

     See the attached press release, which is incorporated herein by reference, regarding 2003 third quarter earnings, filed as Exhibit 99.1


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (1) Financial Statements of Businesses Acquired
	  None

      (2) Pro Forma Financial Information
	  None

      (3) Exhibits
	  99.1  Press release issued by Cache, Inc. on October 16, 2003

				  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 16, 2003                    CACHE INC.


			   By:  /s/ Brian Woolf
				-------------------------------
				Brian Woolf
				On behalf of Cache, Inc. and in his capacity as Chairman and Chief Executive Officer
				(Principal Executive Officer)


			   By:  /s/ Thomas E. Reinckens
				-------------------------------
				Thomas E. Reinckens
				On behalf of Cache, Inc. and in his capacity as President and Chief Operating Officer (Principal Financial And Accounting Officer)

			    INDEX OF EXHIBITS


Exhibit                      Description                        Page
-------         --------------------------------------          ----

99.1            Press Release issued by Cache Inc                 5
	 	on October 16, 2003

                                OCTOBER 16, 2003

                            FOR IMMEDIATE RELEASE
                                 CACHE, INC.
                        NASDAQ COMMON STOCK SYMBOL CACH.

     CACHE REPORTS THIRD QUARTER 2003 PROFIT IMPROVED OVER 2002 RESULTS
                 Net Sales Rise 12.3% to a Record $47.2 million
  Diluted Earnings Per Share rises to $0.06, Exceeding First Call Consensus of
                                     $0.03


    New York, New York - October 16, 2003 - Cache Inc., (NASDAQ: CACH), a specialty chain ofwomen's apparel stores with 244 stores open, reported results for the thirteen and thirty-nine week periods ended September 27, 2003.

    Net income for the 13 week period ended September 27, 2003 increased to $614,000 or $0.06 per diluted share in Fiscal 2003, as compared to net income of $103,000 or $0.01 per diluted share in Fiscal 2002. Net sales for the thirteen week period increased $5.2 million or 12% and same store sales increased 7% for the period.

   Net income for the 39 week period increased to $5.8 million or $0.60 per diluted share in Fiscal 2003 from $4.9 million or $0.51 per diluted share in Fiscal 2002. Net sales increased $10.1 million or 7.2% and same store sales increased 3% for the period. The improved results for the 39 week period were primarily attributable to greater sales volume and gross margins.

   Mr. Brian Woolf, Cache's Chairman commented, "We are pleased with the improvement in our third quarter and year-to-date results. Our strong third quarter results were driven by better-than-expected sales growth and a significant improvement in our gross margin. In addition, both our year-to-date operating income and net income have increased significantly over our prior year results. This is a testament to the strength of our merchandising strategies that we implemented in 2002 and throughout this year.."

		A table summarizes financial results follows:


                             Thirty-Nine Weeks Ended     Thirteen Weeks Ended
                             -----------------------    ----------------------
                             Sept. 27,     Sept. 28,    Sept. 27,    Sept. 28,
                                   2003        2002        2003          2002
                             ----------    --------     ---------    ---------
                                ($ Thousands, except for per share data)

Sales                         $151,006     $140,926      $ 47,164    $ 41,989
Operating income              $  9,184     $  7,552      $    936    $     94
Net income                    $  5,796     $  4,919      $    614    $    103
Basic earnings per share      $   0.62     $   0.54      $   0.06    $   0.01
Diluted earnings per share    $   0.60     $   0.51      $   0.06    $   0.01
Basic weighted average
     shares outstanding       9,348,000    9,100,000     9,794,000   9,100,000
Diluted weighted average
     shares outstanding       9,633,000    9,623,000    10,080,000   9,623,000

    The Company estimates fourth quarter Fiscal 2003 net sales in the range of $64 million to $66 million compared to $58.5 million in the fourth quarter of Fiscal 2002. Fourth quarter diluted earnings per share is currently estimated in the range of $0.46 to $0.48 compared to $0.42 in the fourth quarter of Fiscal 2002. For Fiscal 2003, the Company estimates net sales in the range of $215 million to $217 million and diluted earnings per share in the range of $1.06 to $1.08. This compares favorably to Fiscal 2002 net sales of $199.4 million and diluted earnings per share of $0.93.

    The Company also announced that it had opened 11 new Cache stores and 2 new Lillie Rubin stores in the first nine months of Fiscal 2003. The Company expects to open 11 new Cache stores in the fourth quarter. This will increase the Company's total store count to 255 stores.


	A listing of the stores to be opened follows;

	Cache stores:
        --------------
	Gardens on El Paseo		Palm Desert, CA
	Mall St. Matthews		Louisville, KY
	Augusta Mall			Augusta, GA
	Los Cerritos Center		Cerritos, CA
	Destin Commons			Destin, FL
	La Encantada			Tucson, AZ
	Meridian Mall			Okemos, MI
	Parks at Arlington		Arlington, TX
	Holyoke Mall			Holyoke, MA
	Pacific View			Ventura, CA
        South Plains Mall               Lubbock, TX

     Interested stockholders and other persons are invited to listen to the third quarter earnings conference call scheduled for today, Thursday, October 16, 2003 at 9:00 a.m. Eastern Time. To participate in Cache's conference call dial 1-877-692-2592 approximately ten minutes prior to the 9:00am Eastern start time. The call will also be broadcast live over the Internet at www.viavid.com. A replay of the call will be available immediately following the call and will be accessible until October 23, 2003. To listen to the replay dial 1-877-519-4471 and enter access code 4233901.

     Certain matters discussed within this press release may constitute forward-looking statements within the meaning of the federal securities law. Although Cache, Inc. believes the statements are based on reasonable assumptions, there can be no assurance that these expectations will be attained. Actual results and timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, industry trends, merchandise trends, competition and the ability to obtain financing, as well as other risks outlined from time to time in the filings of Cache, Inc., with the Securities and Exchange Commission.


Financial Tables Follow:


    For further information contact Thomas E. Reinckens, President, Chief Operating Officer, Cache,Inc., 1460 Broadway, New York, New York 10036,
(212) 575-3246.





                             CACHE, INC. AND SUBSIDIARIES
                              CONSOLIDATED BALANCE SHEETS
                                     (UNAUDITED)


                                                                 September 27,      December 28,     September 28,
A S S E T S                                                          2003              2002               2002
                                                               -------------      -------------     -------------
CURRENT ASSETS
        Cash and equivalents                                    $  28,130,000      $ 10,287,000      $ 17,184,000
        Marketable securities                                         ---            14,392,000           ---
        Receivables, net                                            3,716,000         2,677,000         2,857,000
        Notes receivable from related parties                         ---               321,000           321,000
        Inventories, net                                           27,250,000        22,065,000        24,653,000
        Deferred income taxes and other tax assets                  3,974,000           271,000           593,000
        Prepaid expenses                                              182,000         1,020,000           510,000
                                                                 ------------       ------------     --------------
                    Total Current Assets                           63,252,000        51,033,000        46,118,000


EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET                          23,099,000        18,553,000        18,630,000

OTHER ASSETS                                                          872,000           817,000           819,000
DEFERRED INCOME TAXES, NET                                              ---             349,000           525,000
                                                                -------------      ------------      --------------
                    Total Assets                                $  87,223,000      $ 70,752,000      $ 66,092,000



LIABILITIES AND  STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
        Accounts payable                                        $  16,234,000      $ 11,988,000      $ 12,989,000
        Accrued compensation                                        2,250,000         3,629,000         1,707,000
        Accrued liabilities                                         7,908,000         8,762,000         9,050,000
                                                                -------------      -------------     --------------
                    Total Current Liabilities                      26,392,000        24,379,000        23,746,000


OTHER LIABILITIES                                                   1,077,000         1,081,000         1,076,000
DEFERRED INCOME TAXES, NET                                             85,000            ---                ---

STOCKHOLDERS' EQUITY
       Common stock                                                    99,000            91,000            91,000
       Additional paid-in capital                                  28,182,000        19,609,000        19,609,000
       Retained earnings                                           31,388,000        25,592,000        21,570,000
                                                                 ------------     -------------     --------------
                    Total Stockholders' Equity                     59,669,000        45,292,000        41,270,000
                                                                 ------------     -------------     ---------------
                    Total Liabilities and Stockholders' Equity   $ 87,223,000     $  70,752,000     $  66,092,000
                                                                 =============    =============     ===============










                          CACHE, INC. AND SUBSIDIARIES
                         CONSOLIDATED INCOME STATEMENTS
                        FOR THE THIRTY-NINE WEEKS ENDED
                                 (UNAUDITED)

                                                             September 27,     September 28,
                                                                  2003              2002
                                                             -------------     -------------
Net sales                                                    $ 151,006,000     $ 140,926,000

Cost of sales, including occupancy and buying costs             86,092,000        82,660,000
                                                             -------------     -------------
Gross profit                                                    64,914,000        58,266,000

Expenses
Store operating expenses                                        45,817,000        41,469,000
General and administrative expenses                              9,913,000         9,245,000
                                                             -------------     -------------
Total expenses                                                  55,730,000        50,714,000
                                                             -------------     -------------

Operating income                                                 9,184,000         7,552,000

Other income :
Interest  income (net)                                             192,000           195,000
Other income (net)                                                  14,000              ---
                                                             -------------     -------------
Income before income taxes                                       9,390,000         7,747,000

Income tax provision                                             3,594,000         2,828,000
                                                             -------------     -------------
Net income                                                    $  5,796,000     $   4,919,000
                                                             =============     =============



Basic earnings per share                                           $0.62              $0.54
                                                              ============     ==============

Diluted earnings per share                                         $0.60              $0.51
                                                              ============     ==============


Basic weighted average shares outstanding                        9,348,000         9,100,000
                                                              ============     ==============

Diluted weighted average shares outstanding                      9,633,000         9,623,000
                                                              ============     ==============



NUMBER OF STORES OPEN AT END OF PERIOD                                244                227
                                                              ============     ==============




                       CACHE, INC. AND SUBSIDIARIES
                      CONSOLIDATED INCOME STATEMENTS
                       FOR THE THIRTEEN WEEKS ENDED
                             (UNAUDITED)

                                                              September 27,     September 28,
                                                                   2003              2002
                                                            --------------     --------------
Net sales                                                   $  47,164,000      $  41,989,000

Cost of sales, including occupancy and buying costs            27,065,000         25,202,000
                                                            --------------      --------------

Gross profit                                                   20,099,000         16,787,000
                                                            --------------      --------------
Expenses
Store operating expenses                                       15,452,000         14,043,000
General and administrative expenses                             3,711,000          2,650,000
                                                            --------------       ------------
Total expenses                                                 19,163,000         16,693,000
                                                            --------------       ------------

Operating income                                                  936,000             94,000

Other income :
Interest  income (net)                                             48,000             68,000
Miscellaneous income (net)                                         14,000               ---
                                                            --------------       -------------
Income before income taxes                                        998,000            162,000

Income tax provision                                              384,000             59,000
                                                           ---------------       --------------
Net income                                                 $      614,000        $   103,000
                                                           ===============       ==============

Basic earnings per share                                            $0.06              $0.01
                                                           ===============       ==============

Diluted earnings per share                                          $0.06              $0.01
                                                           ===============       ==============

Basic weighted average shares outstanding                       9,794,000          9,100,000
                                                           ===============       ==============

Diluted weighted average shares outstanding                    10,080,000          9,623,000
                                                           ===============       ==============


NUMBER OF STORES OPEN AT END OF PERIOD                               244                 227
                                                           ===============       ==============

